UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2005

    BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal Executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

ITEM 8.01.     OTHER EVENTS

On January 10, 2005, the Registrant issued a press release announcing that the Registrant's Board of Directors has declared a special dividend and announcing that the Registrant's Board of Directors has called for a special meeting of stockholders of the Registrant. The Registrant also filed a Current Report on Form 8-K in connection with this press release. This amendment is being filed to correct a typographical error on the Form 8-K. The Exhibit Index on Page 4 of the Form 8-K incorrectly identified the date of the press release as January 5, 2005. As corrected, Exhibit 99.1 on Page 4 of the Form 8-K/A refers to the Press Release, dated January 10, 2005. A copy of the press release is attached as an exhibit to this report.

EXHIBIT INDEX
Exhibit No.
99.1	Press Release, dated January 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
By: /s/ Robert LaPenta Robert L. LaPenta Vice President - Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.
99.1	Press Release, dated January 10, 2005.